Exhibit B-1

MONEY POOL AGREEMENT

This Money Pool Agreement (this "Agreement"), dated as of the 7th day of August, 2003 (the "Effective Date"), by and between Entergy Services, Inc., a Delaware Corporation ("ESI"), Entergy Corporation, a Delaware Corporation ("Entergy"), Entergy Arkansas, Inc., an Arkansas Corporation ("EAI"), Entergy Gulf States, Inc., a Texas Corporation ("EGSI"), Entergy Louisiana, Inc., a Louisiana Corporation ("ELI"), Entergy Mississippi, Inc., a Mississippi Corporation ("EMI"), Entergy New Orleans, Inc., a Louisiana Corporation ("ENOI"), System Entergy Resources, Inc., a Mississippi Corporation ("SERI"), Entergy Operations, Inc., a Mississippi Corporation ("EOI"), and System Fuels, Inc., a Louisiana Corporation ("SFI") (each a "Participant" and, collectively, the "Participants").

RECITALS

WHEREAS, Entergy, a registered holding company, and the other Participants, each of which is a wholly owned direct or indirect subsidiary of Entergy, are regulated by the Securities and Exchange Commission (the "SEC") under the Public Utility Holding Company Act of 1935, as amended ("PUHCA"); and

WHEREAS, Sections 6, 7, 9 and 10 of PUHCA grant the SEC jurisdiction over the issuance and acquisition of securities, including the operation of money pools or other inter-company lending arrangements within a registered holding company system; and

WHEREAS, pursuant to SEC Order, dated November 29, 2001 (HCAR No. 27470) (the "SEC Order"), the Participants are parties to the Entergy System Money Pool (the "Money Pool"), through which the Participants are authorized to make unsecured short-term loans from available funds to other Participants (exclusive of Entergy) and the Participants (exclusive of Entergy) are authorized to make unsecured short-term borrowings from other Participants, in each case, from time to time through November 30, 2004; and

WHEREAS, pursuant to the SEC Order, the aggregate principal amount of outstanding short-term borrowings authorized to be made by each of the Participants under the Money Pool and certain other SEC authorized borrowing arrangements is subject to a dollar limitation, which dollar limitation may be modified from time to time, by subsequent order of the SEC (the "Participant Borrowing Limit"); and

WHEREAS, pursuant to the SEC Order, each of the Participants (exclusive of Entergy) has executed a promissory note, payable to ESI, as agent for the other Participants, evidencing at any time the obligation of the Participant to pay a principal amount equal to the applicable Participant Borrowing Limit, or if less, the unpaid aggregate principal amount of all loans made to such Participant pursuant to the Money Pool; and

WHEREAS, the promissory notes that have been issued by ESI, EAI, EGSI, ELI, EMI, ENOI, EOI and SFI to evidence the borrowings made by each such Participant pursuant to the Money Pool are attached hereto as Exhibits A, B, C, D, E, F, G, and H, respectively; and

WHEREAS, the outstanding promissory note issued by SERI to evidence borrowings through the Money Pool (including certain additional terms and conditions relating to the subordination of SERI's Money Pool borrowings) is annexed hereto as Exhibit I; and

WHEREAS, the SEC Order provides that the Money Pool is to be administered by ESI under the direction of its Treasurer; and

WHEREAS, by Order No. 634 issued by the Federal Energy Regulatory Commission (the "FERC") on June 26, 2003, the FERC amended the Uniform System of Accounts, in particular 18 C.F.R. Part 101, Account 146, to require, among other things, that all cash management or money pool arrangements, such as the Money Pool, among FERC regulated entities (including certain of the Participants) be documented by a written agreement; and

WHEREAS, there is no formal written agreement among the Participants relating to the Money Pool; and

WHEREAS, consistent with the requirements of FERC Order No. 634, the parties hereto desire to enter into this agreement to document the rights and obligations of the Participants with respect to the Money Pool and the role of ESI as administrator of the Money Pool.

NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    Definitions

    "Daily Weighted Average Investment Rate" means, as applied to any day, (x) the product of (i) the aggregate total daily interest payable on all investments in the Money Pool Portfolio and (ii) 360, divided by (y) the total amount of funds invested in the Money Pool Portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool Portfolio in (i) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

    "U.S. Dollars", "Dollars" or "$" means lawful money of the United States of America.

    "Loan Rate" shall mean the Daily Weighted Average Investment Rate, as applied to any day that interest is calculated on Loans; provided, however, that in the event, on and as of any day, there are no excess Money Pool funds invested in the Money Pool Portfolio, the Daily Federal Funds Effective Rate, as quoted by the Federal Reserve Bank of New York, shall be the Loan Rate applicable to Loans for that day. The applicable Loan Rate shall apply to the entire principal amount of any Loan outstanding during the term of this Agreement.

    "Loan" or "Loans" means the unsecured, short-term loans made by any Participant to other Participants (exclusive of Entergy) pursuant to Section 2.01 hereof.

    "Money Pool" means a pool of funds administered by ESI, as agent for the Participants, consisting solely of available cash from the treasuries of the Participants, which will be loaned on a short-term basis to one or more of the Participants or otherwise invested by ESI, as agent, in the Money Pool Portfolio in the manner described in Section 2.08 hereof.

    "Money Pool Portfolio" means the portfolio of securities in which ESI, as agent for the Participants, invests excess Money Pool funds from time to time in accordance with Section 2.08 hereof.

    "Note" means the promissory note of a Participant payable to the order of ESI, as agent for the Participants, evidencing at any given time the obligation of the Participant to pay a principal amount equal to the applicable Participant Borrowing Limit or, if less, the unpaid aggregate principal amount of all Loans to such Participant outstanding under the Money Pool and this Agreement (including borrowings pursuant to the Money Pool prior to the Effective Date of this Agreement). Exhibits A, B, C, D, E, F, G, H, and I set forth the Notes issued by ESI, EAI, EGSI, ELI, EMI, ENOI, EOI, SFI and SERI, respectively, that are outstanding as of the Effective Date of this Agreement. The Note of each Participant (and corresponding Exhibit) may be amended, replaced and/or superceded from time to time to reflect changes in the SEC's authorized Participant Borrowing Limit or as otherwise required to comply with authorization then in effect under PUHCA or other applicable regulatory requirements.

    "Participant Borrowing Limit" shall have the meaning ascribed to that term in the Recitals to this Agreement.

    "Person" means an individual, corporation, limited liability company, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

    "PUHCA" shall have the meaning ascribed in that term in the Recitals to this Agreement.

    "SEC" shall have the meaning ascribed to that term in the Recitals to this Agreement.

    "Termination Date" shall have the meaning ascribed to that term in Section 3.01 below.

    Interpretation of Definitions. All definitions in the singular shall, unless the context specifies otherwise, include and mean the plural, and all references to the masculine gender shall include the feminine; and vice versa.

    Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of Entergy and its subsidiaries' consolidated financial statements, and any financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

  OPERATION OF MONEY POOL

    Money Pool Loans. During the period from the date hereof to and including the Termination Date, ESI and the other Participants shall make available to all Participants (exclusive of Entergy, which is not permitted to effect borrowings through the Money Pool) excess funds from their treasuries in the form of short-term loans. The determination of whether a Participant at any time has funds that may be available for lending through the Money Pool will be made by, or under the direction of, its respective Treasurer or such other person(s) as such Participant may, from time to time, designate. The Money Pool will be managed by ESI with the intent of matching, to the extent possible, the available cash and borrowing requirements of the various Participants in order to minimize the need for Participants to make short-term borrowings from external sources.

    Allocation of Funds. Subject to the applicable Participant Borrowing Limitation described in Section 2.05, Participants making borrowings through the Money Pool (other than EOI, ESI and SFI) will be entitled to borrow, on any given day, an amount of the total funds then available for lending to the Participants determined on the basis of an equal allocation of such funds among all borrowing Participants, except that where such an allocation would provide one or more borrowing Participants with funds in excess of its or their borrowing requirements, such excess will then be available for Loans equally allocated among the remaining borrowing Participants. To the extent that EOI, ESI and SFI are permitted to effect borrowings through the Money Pool, the remaining funds then available for lending to EOI, ESI and SFI will be allocated among them in the same manner as the available funds are allocated among the other borrowing Participants. Each borrowing Participant will borrow pro rata from each lending Participant in the proportion which the total amount being loaned through the Money Pool by such lending Participant bears to the total amount then being loaned by all Participants through the Money Pool.

    Interest on the Loans. All loans will bear interest payable monthly at a rate, calculated on a daily basis, equal to the applicable Loan Rate.

    The Notes. Each Participant's obligation to repay a principal amount equal to the applicable Participant Borrowing Limit or, if less, the unpaid aggregate principal amount of all Loans to such Participant outstanding under the Money Pool and this Agreement (including borrowings pursuant to the Money Pool prior to the Effective Date of this Agreement), shall be evidenced by such Participant's Note. The Notes are/will be payable to the order of ESI, as agent for the Participants, on demand, as more particularly set forth in the Notes. The Loans and the Notes evidencing the Loans shall accrue interest at the Loan Rate as provided in Section 2.03 hereof, which interest shall be payable as set forth in the Notes. Upon payment in full of any Note and all interest thereon and any other charges due from a Participant thereunder or hereunder on the Termination Date, ESI shall promptly return such Note to such Participant. The Notes issued, by ESI, EAI, EGSI, ELI, EMI, ENOI, EOI, SFI and SERI, are/will be attached hereto as Exhibits A, B, C, D, E, F, G, H and I, respectively. Such Notes (and corresponding Exhibits) may be amended, replaced or superceded from time to time to reflect changes in the SEC's authorized Participant Borrowing Limits or as otherwise required to comply with authorization then in effect under PUHCA or other applicable regulatory requirements.

  Section 2.05 Borrowing Limitations. Pursuant to the terms of the SEC Order, the applicable Participant Borrowing Limit, as of the Effective Date of this Agreement, with respect to each of the Participants is as follows: EAI - $235 million; EGSI - $340 million; ELI - $225 million, EMI - $160 million, ENOI - $100 million, SERI - $140 million; EOI - $20 million; ESI - $200 million; and SFI - $200 million. The Participant Borrowing Limit pertaining to each borrowing Participant may be modified, from time to time, by order of the SEC under PUHCA. In such event, the Note issued by the affected Participant (and corresponding Exhibit) will be amended, replaced and/or superceded so as to reflect the new Participant Borrowing Limit and the Participant shall be permitted to make borrowings hereunder in an aggregate principal amount, at any time outstanding, equal to such revised Participant Borrowing Limit.

  Section 2.06 Funding and Repayment. Each advance of Loans under this Agreement shall be made in U.S. Dollars in immediately available funds, at such place as to which a borrowing Participant and ESI may agree. All repayments and prepayments by a Participant of principal and all payments by such Participant of interest, and all other sums due under its Note or this Agreement, shall be made without deduction, setoff, abatement, suspension, deferment, defense or counterclaim, on or before the due date of repayment or payment, and shall be made in U.S. Dollars. All payments received by ESI from a Participant shall be applied as follows: first, to the payment of any amounts due hereunder or under its Note other than principal and interest on the Loans; second, to the payment of interest due on the Loans; and third, to the repayment of principal due on the Loans.

  Section 2.07 Optional Prepayments. Each Participant, at its option, may prepay all or any part of the Loans, from time to time, without penalty or premium.

  Section 2.08 Money Pool Portfolio. If any funds are remaining in the Money Pool after satisfaction of the borrowing needs of the Participants, ESI, as administrator of the Money Pool, will invest such funds and allocate the earnings thereon between or among those Participants providing such excess funds on a pro rata basis in accordance with their respective interests in such funds. ESI shall invest the excess funds in one or a combination of the types of securities that are permitted by the provisions of Section 9(c) and Rule 40 of PUHCA or other applicable regulatory requirements, in each case in a manner reasonably designed to preserve principal and optimize returns.

  TERMINATION

    Termination of Agreement. This Agreement shall terminate immediately upon the expiration or termination of the SEC's authorization under PUHCA for the making of unsecured Loans and borrowings by the Participants through the Money Pool (the "Termination Date"). Upon the Termination Date, the outstanding principal amount of all Loans and interest thereon and any other sums due under the Notes shall be immediately due and payable. Each Participant shall also have the right at any time, upon written notice to ESI and to the other Participants, to terminate its participation in the Money Pool and this Agreement, subject to its obligation to pay when due all outstanding indebtedness under its Note then in effect.

  ESI's RESPONSIBILITIES AS ADMINISTRATOR

Section 4.01 ESI's Responsibilities and Documentation Requirements. In addition to ESI's duties and responsibilities as manager and administrator of the Money Pool otherwise set forth in this Agreement or the Notes, ESI shall maintain the following written documentation with respect to the operation of the Money Pool:

    For each Loan made through the Money Pool, or repayment thereof: the date of the Loan or repayment, the amount of the Loan or repayment, and the Loan Rate applicable to each day the Loan is outstanding.

    For each borrowing made through the Money Pool, the date of the borrowing, the amount of the borrowing and the Loan Rate applicable to each day that the borrowing is outstanding.

    For each investment in the Money Pool Portfolio, the date of the investment, the total amount of the investment and the amount thereof allocated to each Participant providing excess funds to the Money Pool on any day, the maturity date, if any, of the investment, and the daily interest rate payable on such investment.

Without limitation of the foregoing, ESI shall evidence all loans, borrowings and investments made by, or allocated to, each Participant on the books and records of such Participant.

  MISCELLANEOUS

    Notices. Any communications between or among the parties hereto, and notices provided herein to be given, may be given by facsimile transmission, electronic-mail, mailing or otherwise delivering the same to the Treasurer of ESI and the Treasurer of each affected Participant or to such other person or persons and addresses as ESI or such other affected Participant(s) may, from time to time, designate, upon written notice.

    Waivers; Remedies Cumulative. No delay or omission to exercise any right, power or remedy accruing to ESI, as agent or administrator, or any Participant under this Agreement shall impair any such right, power or remedy of ESI, as agent or administrator, or such Participant, nor shall it be construed to be a waiver of any such right, power or remedy. Any waiver, permit, consent or approval of any kind or character on the part of ESI, as agent or administrator, or any Participant of any breach or default under this Agreement, or any waiver on the part of any ESI, as agent or administrator, or any Participant of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies, either under this Agreement or by law or otherwise afforded to ESI, as agent or administrator, or any Participant shall be cumulative and not alternative.

    Counterparts; Additional Participants. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, all of which, when executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers, as of the date first above written.

ENTERGY SERVICES, INC.                 ENTERGY CORPORATION

By: /s/ Steven C. McNeal                           By: /s/ Steven C. McNeal______

Title: Vice President and Treasurer              Title: Vice President and Treasurer

ENTERGY ARKANSAS, INC.             ENTERGY GULF STATES, INC.

By: /s/ Steven C. McNeal                          By: /s/ Steven C. McNeal________

Title: Vice President and Treasurer__         Title: Vice President and Treasurer__

ENTERGY LOUISIANA, INC.             ENTERGY MISSISSIPPI, INC.

By: /s/ Steven C. McNeal_________        By: /s/ Steven C. McNeal_________

Title: Vice President and Treasurer___       Title: Vice President and Treasurer___

ENTERGY NEW ORLEANS, INC.     SYSTEM ENERGY RESOURCES, INC.

By: /s/ Steven C. McNeal_________       By: /s/ Steven C. McNeal_________

Title: Vice President and Treasurer___      Title: Vice President and Treasurer___

ENTERGY OPERATIONS, INC.         SYSTEM FUELS, INC.

By: /s/ Steven C. McNeal_________        By: /s/ Steven C. McNeal_________

Title: Vice President and Treasurer___       Title: Vice President and Treasurer___

Exhibit A

ENTERGY SERVICES, INC.

MONEY POOL NOTE

$200,000,000

                                                                                                                                                                        December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Services, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Two Hundred Million Dollars ($200,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY services, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit B

ENTERGY ARKANSAS, INC.
MONEY POOL NOTE

$235,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Arkansas, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Two Hundred Thirty Five Million Dollars ($235,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY ARKANSAS, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit C

ENTERGY GULF STATES, INC.
MONEY POOL NOTE

$340,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Gulf States, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Three Hundred Forty Million Dollars ($340,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

entergy gulf states, inc.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit D

ENTERGY LOUISIANA, INC.
MONEY POOL NOTE

$225,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Louisiana, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Two Hundred Twenty Five Million Dollars ($225,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY LOUISIANA, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit E

ENTERGY MISSISSIPPI, INC.
MONEY POOL NOTE

$160,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Mississippi, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of One Hundred Sixty Million Dollars ($160,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY MISSISSIPPI, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit F

ENTERGY NEW ORLEANS, INC.
MONEY POOL NOTE

$100,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy New Orleans, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of One Hundred Million Dollars ($100,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY NEW ORLEANS, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit G

ENTERGY OPERATIONS, INC.
MONEY POOL NOTE

$20,000,000

December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, Entergy Operations, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Twenty Million Dollars ($20,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

ENTERGY OPERATIONS, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit H

SYSTEM FUELS, INC.
MONEY POOL NOTE

$200,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned, System Fuels, Inc. (the "Borrower"), promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of Two Hundred Million Dollars ($200,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

SYSTEM FUELS, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Exhibit I

SYSTEM ENERGY RESOURCES, INC.
MONEY POOL NOTE

$140,000,000

 December 1, 2001
New Orleans, Louisiana

ON DEMAND, for value received, the undersigned System Energy Resources, Inc. (the "Borrower") promises to pay to the order of Entergy Services, Inc., as agent (the "Agent") for the participating companies (each, a "Participant", and collectively, the "Participants") in the Entergy System Money Pool ("Money Pool"), at the office of Hibernia National Bank, 313 Carondelet Street, New Orleans, Louisiana (the "Bank"), in lawful money of the United States of America, the principal amount of One Hundred Forty Million Dollars ($140,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all loans outstanding, or any portion of such loans as determined by the Agent, made by the Participants to the Borrower through the Money Pool pursuant to the authorization in effect from time to time of the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended. The Borrower further promises to pay interest on the principal amount of this Note, or, if less, the unpaid balance thereof, in like money, at said office of the Bank, from the date of this Note, at a rate of interest, calculated on a daily basis, equal to the Daily Weighted Average Investment Rate of the Money Pool portfolio in effect from time to time calculated in accordance with the following paragraph; provided, however, that in the event that on and as of any particular day there are no excess funds invested in the Money Pool portfolio, the Daily Federal Funds Effective Rate as quoted by the Federal Reserve Bank of New York will be the rate of interest applicable to this Note for that day.

As used herein, the term "Daily Weighted Average Investment Rate", as applied to any day, shall be calculated by multiplying (A) the aggregate of the total daily interest payable on all investments in the Money Pool portfolio outstanding as of such day by (B) 360, and dividing the product thereof by the total amount invested in the Money Pool portfolio as of such day. For purposes of calculating the daily interest payable on each investment in the Money Pool portfolio in (A) above, the original cost of each such investment shall be multiplied by its respective yield and the product shall be divided by 360.

The amount of each loan made by a Participant to the Borrower through the Money Pool, and the amount of each payment of principal by the Borrower to a Participant, shall be evidenced and determined by reference to the appropriate accounting and computer records maintained by the Agent, as administrator of the Money Pool.

Interest on this Note shall be payable monthly for the preceding month not later than the second business day of each month, commencing on the first such day after the date of this Note.

In case this Note should be placed in the hands of an attorney to institute legal proceedings to recover the amount hereof or any part hereof, in principal or interest, or to protect the interests of the holder or holders hereof, or in case the same should be placed in the hands of an attorney for collection, compromise or other action, the Borrower binds itself to pay the reasonable fee of the attorney who may be employed for that purpose.

The Borrower hereby waives presentment for payment, demand, notice of non-payment, protest and all pleas of division and discussion, and agrees that the time of payment hereof may be extended from time to time, one or more times, without notice of such extension or extensions and without previous consent.

The unpaid principal amount of this Note may be prepaid, in whole at any time or in part from time to time, without premium or penalty.

The indebtedness represented by this Note has been marked on the books of the Borrower as subordinated indebtedness and, as such, is subordinated and junior in right of payment to the Obligations (as defined below) of the Borrower, all to the extent and in the manner set forth below:

(i) if there shall occur an event of default (after the expiration of any applicable notice and/or grace period(s)) relating to any Obligations of the Borrower, then so long as such event of default shall be continuing and shall not have been cured or waived, or unless and until all such Obligations so in default shall have been paid in full in money or moneys worth at the time of receipt, no payment of principal and premium, if any, or interest shall be made upon this Note; and

(ii) in the event of any insolvency, bankruptcy, liquidation, reorganization or other similar case or proceedings, or any receivership proceedings in connection therewith, relative to the Borrower or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy proceedings, then the Obligations shall first be paid in full in money or moneys worth at the time of receipt, or payment thereof shall have been provided for, before any payment on account of principal, premium, if any, or interest is made upon this Note.

As used in the preceding paragraph, the term "Obligations" shall mean obligations of the Borrower relating to indebtedness for borrowed money of the Borrower to any non-affiliated entity, the terms of which include provisions requiring that the Borrower's indebtedness to one or more of its affiliated entities be deemed subordinated indebtedness.

This Note shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officer hereunto duly authorized.

SYSTEM ENERGY RESOURCES, INC.

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer